UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2005
                                                 (August 17, 2005)


                           UNION DENTAL HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)


 Florida                            000-26703                 65-0710392
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(State or other jurisdiction  (Commission File Number)       (IRS Employer
   of incorporation)                                       Identification No.)


1700 University Drive, Suite 200
Coral Springs, Florida                                       33071
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(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (954) 575-2252


                                      N/A
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         (Former name or former address, if changed since last report.)




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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[_] Pre-commencement communications pursuant to Rule 13(e)-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 7. - REGULATION FD


Item 7.01. Regulation FD Disclosure.

     On August 17, 2005, Union Dental Holdings, Inc. issued a press release announcing the results of its operations for the quarter ended June 30, 2005 as reflected in the financial statements filed as part of the Company's Form 10-QSB for the period ended June 30, 2005. Specifically, the Company's consolidated statement of earnings for the three months ended June 30, 2005 indicated income of $59,856 on revenues of $610,924 while the Company's consolidated statement of earnings for the six months ended June 30, 2005 showed income of $148,416 on revenues of $1,124,561. A copy of the press release is attached as Exhibit 99.1.

     On August 22, 2005 we issued a press release in connection with the financing arrangement we entered into with Dutchess Private Equities Fund, II, a Boston based investment fund, which has agreed to purchase $600,000 of our five year convertible debenture bearing interest at the rate of 10% per annum. In addition, Dutchess has agreed to provide us with a $5 million line of credit. A copy of the press release is attached as Exhibit 99.2.

     The foregoing statements are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Factors which could cause actual results to differ include the failure to timely file a registration statement with the Securities and Exchange Commission or having the registration statement declared effective within 90 days of the closing of the transaction (August 17, 2005) with Dutchess.

     The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report, including the exhibits hereto, shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.










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


SECTION 9. - FINANCIAL STATEMENTS AND EXHIBITS


Item 9.01  Financial Statements and Exhibits


     (c) Exhibits.

Exhibit Number   Description
-------------- ----------------------------------------------------

99.1 *    Press  Release dated August 17,  2005

99.2 *    Press Release dated August   22, 2005
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*  Filed herewith.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              UNION DENTAL HOLDINGS, INC.


August  24, 2005

                                      By: /s/ George D. Green
                                      ---------------------------
                                    Name: George D. Green
                                   Title: CEO and Director









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